                                                                       EXHIBIT B

                    CENTERPOINT ENERGY, INC. AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                                     ASSETS

                                                                                       SEPTEMBER 30,
                                                                                           2002
                                                                                       -------------
CURRENT ASSETS:
   Cash and cash equivalents ...................................................       $    123,784
   Investment in AOL Time Warner common stock ..................................            253,191
   Accounts receivable, net ....................................................            578,238
   Accrued unbilled revenues ...................................................            125,554
   Fuel stock and petroleum products ...........................................            170,427
   Materials and supplies ......................................................            196,163
   Non-trading derivative assets ...............................................             29,483
   Prepaid expenses ............................................................             34,112
   Current assets of discontinued operations ...................................                 --
   Other .......................................................................             45,415
                                                                                       ------------
     Total current assets ......................................................          1,556,367
                                                                                       ------------

PROPERTY, PLANT AND EQUIPMENT:
   Property, plant and equipment ...............................................         19,724,376
   Less accumulated depreciation and amortization ..............................         (8,366,006)
                                                                                       ------------
     Property, plant and equipment, net ........................................         11,358,370
                                                                                       ------------

OTHER ASSETS:
   Goodwill ....................................................................          1,740,510
   Other intangibles, net ......................................................             63,209
   Regulatory assets ...........................................................          3,747,593
   Non-trading derivative assets ...............................................              4,666
   Non-current assets of discontinued operations ...............................                 --
   Other .......................................................................            517,347
                                                                                       ------------
     Total other assets ........................................................          6,073,325
                                                                                       ------------

       TOTAL ASSETS ............................................................       $ 18,988,062
                                                                                       ============


             See Notes to the Company's Interim Financial Statements

                    CENTERPOINT ENERGY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS - (CONTINUED)
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                                     SEPTEMBER 30,
                                                                                         2002
                                                                                     -------------
CURRENT LIABILITIES:
   Short-term borrowings .......................................................     $  3,704,969
   Current portion of long-term debt ...........................................          273,884
   Indexed debt securities derivative ..........................................          196,331
   Accounts payable ............................................................          502,918
   Taxes accrued ...............................................................          201,405
   Interest accrued ............................................................           89,078
   Non-trading derivative liabilities ..........................................           37,664
   Regulatory liabilities ......................................................          169,776
   Accumulated deferred income taxes, net ......................................          244,148
   Current liabilities of discontinued operations ..............................               --
   Other .......................................................................          288,832
                                                                                     ------------
     Total current liabilities .................................................        5,709,005
                                                                                     ------------

OTHER LIABILITIES:
   Accumulated deferred income taxes, net ......................................        2,653,198
   Unamortized investment tax credits ..........................................          233,564
   Non-trading derivative liabilities ..........................................            3,713
   Benefit obligations .........................................................          420,208
   Regulatory liabilities ......................................................          906,915
   Non-current liabilities of discontinued operations ..........................               --
   Other .......................................................................          566,767
                                                                                     ------------
     Total other liabilities ...................................................        4,784,365
                                                                                     ------------

LONG-TERM DEBT .................................................................        5,882,059
                                                                                     ------------

COMMITMENTS AND CONTINGENCIES (NOTES 1 AND 13)

COMPANY OBLIGATED MANDATORILY REDEEMABLE PREFERRED SECURITIES OF
   SUBSIDIARY TRUSTS HOLDING SOLELY JUNIOR SUBORDINATED DEBENTURES
   OF THE COMPANY ..............................................................          706,029
                                                                                     ------------

STOCKHOLDERS' EQUITY:
   Common stock (295,873,820 shares and 299,418,905 shares outstanding
     at December 31, 2001 and September 30, 2002, respectively) ................            3,043
   Additional paid-in capital ..................................................        3,045,772
   Unearned ESOP stock .........................................................          (91,717)
   Retained earnings (deficit) .................................................         (949,781)
   Accumulated other comprehensive loss ........................................         (100,713)
                                                                                     ------------
     Total stockholders' equity ................................................        1,906,604
                                                                                     ------------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ..............................     $ 18,988,062
                                                                                     ============

       See Notes to CenterPoint Energy, Inc. Interim Financial Statements

            CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC AND SUBSIDIARIES
             (A WHOLLY OWNED SUBSIDIARY OF CENTERPOINT ENERGY, INC.)
                           CONSOLIDATED BALANCE SHEETS
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)


                                     ASSETS

                                                                                    SEPTEMBER 30,
                                                                                        2002
                                                                                    -------------
CURRENT ASSETS:
   Cash and cash equivalents ...................................................    $      6,273
   Accounts and notes receivable, net ..........................................         167,403
   Accrued unbilled revenues ...................................................          83,282
   Materials and supplies ......................................................          71,621
   Current assets of discontinued operations ...................................              --
   Other .......................................................................           7,553
                                                                                    ------------
     Total current assets ......................................................         336,132
                                                                                    ------------

PROPERTY, PLANT AND EQUIPMENT:
   Property, plant and equipment ...............................................       5,900,594
   Less accumulated depreciation and amortization ..............................      (2,073,766)
                                                                                    ------------
     Property, plant and equipment, net ........................................       3,826,828
                                                                                    ------------

OTHER ASSETS:
   Other intangibles, net ......................................................          38,741
   Regulatory assets ...........................................................       3,719,521
   Note receivable-affiliate ...................................................         750,000
   Non-current assets of discontinued operations ...............................              --
   Other .......................................................................          87,993
                                                                                    ------------
     Total other assets ........................................................       4,596,255
                                                                                    ------------

       TOTAL ASSETS ............................................................    $  8,759,215
                                                                                    ============


             See Notes to the Company's Interim Financial Statements

            CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC AND SUBSIDIARIES
             (A WHOLLY OWNED SUBSIDIARY OF CENTERPOINT ENERGY, INC.)
                           CONSOLIDATED BALANCE SHEETS
                      (THOUSANDS OF DOLLARS) -- (CONTINUED)
                                   (UNAUDITED)

                         LIABILITIES AND MEMBER'S EQUITY

                                                                                    SEPTEMBER 30,
                                                                                        2002
                                                                                    -------------
CURRENT LIABILITIES:
   Short-term borrowings .......................................................    $         --
   Current portion of long-term debt ...........................................         318,742
   Accounts payable ............................................................          34,917
   Accounts and notes payable--affiliates, net .................................          13,682
   Taxes accrued ...............................................................         129,231
   Interest accrued ............................................................          53,128
   Regulatory liabilities ......................................................         169,776
   Current liabilities of discontinued operations ..............................              --
   Other .......................................................................          63,907
                                                                                    ------------
     Total current liabilities .................................................         483,383
                                                                                    ------------

OTHER LIABILITIES:
   Accumulated deferred income taxes, net ......................................       1,381,423
   Unamortized investment tax credits ..........................................          54,753
   Benefit obligations .........................................................          59,181
   Regulatory liabilities ......................................................         836,323
   Note payable--affiliate net .................................................       1,633,000
   Non-current liabilities of discontinued operations ..........................              --
   Other .......................................................................          16,261
                                                                                    ------------
     Total other liabilities ...................................................       3,980,941
                                                                                    ------------

LONG-TERM DEBT .................................................................       2,018,210
                                                                                    ------------

COMMITMENTS AND CONTINGENCIES (NOTES 1 AND 9)

COMPANY OBLIGATED MANDATORILY REDEEMABLE PREFERRED SECURITIES
   OF SUBSIDIARY TRUSTS HOLDING SOLELY JUNIOR SUBORDINATED
   DEBENTURES OF THE COMPANY ...................................................              --
                                                                                    ------------

MEMBER'S EQUITY:
   Contributed capital .........................................................       2,207,639
   Unearned ESOP stock .........................................................              --
   Retained earnings ...........................................................          70,120
   Accumulated other comprehensive loss ........................................          (1,078)
                                                                                    ------------
     Total member's equity .....................................................       2,276,681
                                                                                    ------------

       TOTAL LIABILITIES AND MEMBER'S EQUITY ...................................    $  8,759,215
                                                                                    ============


             See Notes to the Company's Interim Financial Statements

          CENTERPOINT ENERGY RESOURCES CORP. ("CERC") AND SUBSIDIARIES
             (A WHOLLY OWNED SUBSIDIARY OF CENTERPOINT ENERGY, INC.)
                           CONSOLIDATED BALANCE SHEETS
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                                     ASSETS

                                                                                    SEPTEMBER 30,
                                                                                       2002
                                                                                    ------------
CURRENT ASSETS:
  Cash and cash equivalents ....................................................    $    97,271
  Accounts and notes receivable, principally customers, (net of allowance
     for doubtful accounts of $33,047 and $21,339, respectively) ...............        288,978
  Accrued unbilled revenue .....................................................         42,272
  Accounts and notes receivable - affiliated companies, net ....................             --
  Materials and supplies .......................................................         32,523
  Fuel and petroleum products ..................................................        114,290
  Non-trading derivative assets ................................................         29,483
  Prepaid expenses .............................................................         22,162
  Other ........................................................................         43,102
                                                                                    -----------
    Total current assets .......................................................        670,081
                                                                                    -----------

PROPERTY, PLANT AND EQUIPMENT:
  Property, plant and equipment ................................................      3,815,552
  Less accumulated depreciation ................................................       (608,259)
                                                                                    -----------
    Property, plant and equipment, net .........................................      3,207,293
                                                                                    -----------

OTHER ASSETS:
  Goodwill .....................................................................      1,740,510
  Other intangibles, net .......................................................         19,479
  Prepaid pension asset ........................................................         84,564
  Non-trading derivative assets ................................................          4,666
  Notes receivable - affiliated companies, net .................................          5,252
  Other ........................................................................         62,405
                                                                                    -----------
    Total other assets .........................................................      1,916,876
                                                                                    -----------

TOTAL ASSETS ...................................................................    $ 5,794,250
                                                                                    ===========

                See Notes to CERC's Interim Financial Statements

          CENTERPOINT ENERGY RESOURCES CORP. ("CERC") AND SUBSIDIARIES
             (A WHOLLY OWNED SUBSIDIARY OF CENTERPOINT ENERGY, INC.)
                   CONSOLIDATED BALANCE SHEETS -- (CONTINUED)
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDER'S EQUITY

                                                                                    SEPTEMBER 30,
                                                                                        2002
                                                                                    -------------
CURRENT LIABILITIES:
  Short-term borrowings ........................................................    $    106,160
  Accounts payable, principally trade ..........................................         337,557
  Accounts and notes payable - affiliated companies, net .......................         352,413
  Interest accrued .............................................................          36,332
  Taxes accrued ................................................................              --
  Customer deposits ............................................................          52,804
  Non-trading derivative liabilities ...........................................          21,019
  Other ........................................................................          95,961
                                                                                    ------------
        Total current liabilities ..............................................       1,002,246
                                                                                    ------------

OTHER LIABILITIES:
  Accumulated deferred income taxes, net .......................................         546,328
  Benefit obligations ..........................................................         170,319
  Non-trading derivative liabilities ...........................................           3,713
  Notes payable - affiliated companies, net ....................................              --
  Other ........................................................................         137,626
                                                                                    ------------
      Total other liabilities ..................................................         857,986
                                                                                    ------------

LONG-TERM DEBT .................................................................       1,950,989
                                                                                    ------------

COMMITMENTS AND CONTINGENCIES (NOTES 1 AND 11)

CERC OBLIGATED MANDATORILY REDEEMABLE CONVERTIBLE PREFERRED SECURITIES OF
   SUBSIDIARY TRUST HOLDING SOLELY JUNIOR SUBORDINATED DEBENTURES OF CERC ......             508
                                                                                    ------------

STOCKHOLDER'S EQUITY:
  Common stock .................................................................               1
  Paid-in capital ..............................................................       1,982,488
  Retained earnings (deficit) ..................................................          (3,732)
  Accumulated other comprehensive (loss) income ................................           3,764
                                                                                    ------------
      Total stockholder's equity ...............................................       1,982,521
                                                                                    ------------

   TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY ..................................    $  5,794,250
                                                                                    ============

                See Notes to CERC's Interim Financial Statements

                           TEXAS GENCO HOLDINGS, INC.
                           CONSOLIDATED BALANCE SHEETS
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)


                                                                                    SEPTEMBER 30,
                                                                                       2002
                                                                                    -------------
                                                                                     (UNAUDITED)
                              ASSETS

CURRENT ASSETS:
  Cash and cash equivalents ......................................................   $        949
  Customer accounts receivable ...................................................        107,318
  Accounts receivable, other .....................................................         25,447
  Inventory ......................................................................        148,155
  Prepayments and other current assets ...........................................          5,172
                                                                                     ------------
    Total current assets .........................................................        287,041
                                                                                     ------------

PROPERTY, PLANT AND EQUIPMENT, NET ...............................................      3,974,307
                                                                                     ------------

OTHER ASSETS:
  Nuclear decommissioning trust ..................................................        159,894
  Other ..........................................................................          2,660
                                                                                     ------------
    Total other assets ...........................................................        162,554
                                                                                     ------------
    TOTAL ASSETS .................................................................   $  4,423,902
                                                                                     ============

                    LIABILITIES, CAPITALIZATION AND
                         STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable, affiliated companies, net ....................................   $     34,871
  Accounts payable, fuel .........................................................         83,212
  Accounts payable, other ........................................................         62,189
  Notes payable, affiliated companies, net .......................................         74,288
  Taxes and interest accrued .....................................................         59,269
  Other ..........................................................................         19,236
                                                                                     ------------
    Total current liabilities ....................................................        333,065
                                                                                     ------------

OTHER LIABILITIES:
  Accumulated deferred income taxes, net .........................................        875,767
  Unamortized investment tax credit ..............................................        172,789
  Nuclear decommissioning reserve ................................................        138,855
  Deferred capacity auction revenue ..............................................         23,291
  Benefit obligations ............................................................         13,212
  Accrued reclamation costs ......................................................         34,327
  Other ..........................................................................         32,988
                                                                                     ------------
    Total other liabilities ......................................................      1,291,229
                                                                                     ------------

COMMITMENTS AND CONTINGENCIES (NOTE 7)

CAPITALIZATION ...................................................................             --
                                                                                     ------------

STOCKHOLDER'S EQUITY:
  Capital Stock ..................................................................              1
  Additional paid-in capital .....................................................      2,811,517
  Accumulated other comprehensive loss ...........................................           (705)
  Retained deficit ...............................................................        (11,205)
                                                                                     ------------
    Total Stockholder's Equity ...................................................      2,799,608
                                                                                     ------------
    Total Capitalization and Stockholder's Equity ................................      2,799,608
                                                                                     ------------
    TOTAL LIABILITIES, CAPITALIZATION AND STOCKHOLDER'S
      EQUITY .....................................................................   $  4,423,902
                                                                                     ============

                 See Notes to the Company's Financial Statements